Federal Income Taxes (Details) - Schedule of federal income taxes on earnings differs from that computed at the statutory corporate tax rate - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Schedule of federal income taxes on earnings differs from that computed at the statutory corporate tax rate [Abstract]
Federal income taxes at the statutory rate	$ (2,579)	$ 200
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(16)	(15)
Deferred tax liability adjustment, net, resulting from Kentucky tax legislation	14	(63)
Goodwill impairment	2,848
Other	(3)	19
Total federal income taxes	$ 264	$ 141